Exhibit 99.2

1 Broadwind | Investor Presentation 2023 First Quarter 2024 Conference Call Presentation May 14, 2024

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Forward looking statements include any statement that does not directly relate to a current or historical fact . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following : ( i ) the impact of global health concerns on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits (which remain subject to further technical guidance and regulations), and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (v) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary ; (vi) our ability to continue to grow our business organically and through acquisitions ; (vii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (viii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security ; (ix) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (x) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer) ; (xi) the economy and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) the limited trading market for our securities and the volatility of market price for our securities ; (xix) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future) ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

1Q24 PERFORMANCE SUMMARY

PERFORMANCE UPDATE

First Quarter 2024

Investment Thesis

Building a platform for profitable growth

Building a profitable precision manufacturing platform to support growing **demand for energy transition and renewables-focused specialty fabrications and technologies**

Passage of IRA **fundamentally transforming the margin and profitability profile of our business,** with a decade of tax credit support under the legislation

Building **balanced exposure across both renewables and diverse end-markets**, which provides more stability versus wind-only order flows

Monetization of earned AMP tax credits expected to bolster liquidity in 2024

Positioned to capitalize on a **recovery in the domestic onshore wind market into 2025-2026**

Strategic Progress Points

As of May 2024

Targeted commercial expansion, improved operational execution

Strong 1Q24 Results

- **Higher quality of earnings.** Improved margin realization, net income and Adjusted EBITDA, despite demand pause within core wind markets
- **Targeted cost reduction actions.** Eliminated $4 million of annualized costs beginning in the first quarter 2024
- **Improved margin realization.** Adjusted EBITDA margins +270 bps y/y to 11.1%, supported by operational execution, cost actions, price discipline
- **New orders +44% on a sequential basis.** Order rates increased on a sequential basis across all three reporting segments in the first quarter 2024 vs. the fourth quarter 2023
- **Introduced second quarter 2024 financial guidance.** Continued momentum expected within non-wind verticals; early recovery in onshore wind tower demand to begin in late 2024

Broadwind | Investor Presentation 4

5 Broadwind | Investor Presentation 2023 Year - over - year organic growth in margin realization and profitability CONSOLIDATED FINANCIAL PERFORMANCE Total Revenue ($MM) Gross Profit ($MM) Adjusted EBITDA ($MM) GAAP Net Income ($MM) Solid commercial execution within non - wind businesses; targeted cost controls; improved mix; sustained price discipline Year - over - year revenue decline in Heavy Fabrications and Gearing segments, partially offset by growth in Industrial Solutions Gross margin increased by +330 bps y/y to 17.6%, while Adjusted EBITDA margin increased +270 bps y/y to 11.1% Delivered $0.7 million y/y increase in GAAP Net Income to $1.5 million Gross Margin rate +943 bps y/y to 17.8% Adj. EBITDA margin rate +904 bps y/y to 13.3% $48.9 $37.6 1Q23 1Q24 $7.0 $6.6 1Q23 1Q24 $4.1 $4.2 1Q23 1Q24 $0.8 $1.5 1Q23 1Q24

6 Broadwind | Investor Presentation 2023 First Quarter 2024 HEAVY FABRICATIONS SEGMENT Solid operational execution supports improved margin realization Higher margin realization despite lower revenue generation, given transitional pause in wind tower demand Segment EBITDA margin increased 200 bps y/y to 14.2% in 1Q24 Sold 78 wind tower sections in 1Q24, a decline of 44% y/y Modest sequential increase in orders, resulting in a segment book - to - bill of 0.5x Segment backlog of $120 million as of 1Q24 Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $20.2 $11.2 1Q23 1Q24 $3.9 $3.1 1Q23 1Q24 $31.6 $22.0 1Q23 1Q24 $228.1 $120.0 1Q23 1Q24

GEARING SEGMENT

First Quarter 2024

Solid bookings activity sets a positive tone as we move into 2H24

Book-to-bill of 1.25x, supported by increased demand within the mining and industrial end-markets

Gearing orders increased by nearly 190% sequentially in the first quarter 2024

While segment backlog was down materially versus the PY period, Gearing backlog has stabilized, increasing sequentially in 1Q24 for the first time since 1Q23

Segment Revenue

($MM)


$12.0
$8.3
1Q23
1Q24

Segment EBITDA

($MM)


$1.3
$0.7
1Q23
1Q24

Segment Orders

($MM)


$12.4
$10.4
1Q23
1Q24

Segment Backlog at Quarter-End

($MM)


$42.9
$23.8
1Q23
1Q24

Broadwind | Investor Presentation 7

8 Broadwind | Investor Presentation 2023 First Quarter 2024 INDUSTRIAL SOLUTIONS SEGMENT Continue to see demand acceleration within the natural gas turbine market, building on the market recovery evidenced throughout 2022 - 2023 Strong organic revenue growth , supported by strong demand within NGT and energy markets Segment revenue +47% y/y; segment EBITDA +$1.2 million y/y Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) EBITDA margin rate +1146 bps y/y to 15.5% $5.4 $8.0 1Q23 1Q24 $0.8 $1.9 1Q23 1Q24 $7.0 $7.3 1Q23 1Q24 $16.8 $16.1 1Q23 1Q24

BALANCE SHEET UPDATE

First Quarter 2024

Maintaining stable liquidity profile sufficient to support the long-term growth of the business

Capital allocation priorities include debt reduction, organic investments in IP; and opportunistic investments in complementary, immediately accretive bolt-on acquisitions

$22.4 million of cash and availability under credit facility as of 3/31/24

Generated approximately $5.9 million of operating cash flow in 1Q24

Net leverage of 0.6x as of 3/31/24, down from 4.4x in the PY period

Cash and LOC Availability at Quarter-End

($MM)



$12.3
$22.4
1Q23
1Q24

Net Debt Outstanding[1]

($MM)



$28.9
$12.6
1Q23
1Q24

Total Operating Working Capital

($MM)



$26.8
$24.3
1Q23
1Q24

Total Inventory

($MM)



$48.5
$37.4
1Q23
1Q24

(1) On August 4, 2022, Broadwind entered into a $35.0 million Senior Secured Revolving Credit Facility (the "Credit Facility"), including an optional $10.0 million accordion feature, and a $7.6 million Senior Secured Term Loan (the "Term Loan). The Term Loan bears interest at SOFR +2.5%; the Credit Facility bears interest at SOFR +2.0-2.5%, subject to the level of excess availability on the Credit Facility.

Broadwind | Investor Presentation 9

10 Broadwind | Investor Presentation 2023 Introducing Second Quarter 2024 revenue and Adjusted EBITDA guidance Guidance supported by targeted commercial growth within high - value, growth - oriented fabrications markets, together with a targeted focus on asset optimization and operational discipline Assumes approximately 25% utilization at tower facilities in the second quarter 2024, as if no new tower orders were received Anticipate early indications of a recovery in onshore tower demand in late 2024 Total Revenue Range ($MM) Total Adjusted EBITDA Range ($MM) As of May 14, 2024 SECOND QUARTER 2024 FINANCIAL GUIDANCE $37 $39 Low High $2.5 $3.5 Low High

APPENDIX

12 Broadwind | Investor Presentation 2023 CORPORATE OVERVIEW We support the world’s energy transition as a leading independent producer of wind towers, gearing, custom fabrications, clean fuel processing systems and supply chain solutions Broadwind is a precision manufacturer of technologically advanced, high - value components and solutions for industrial clients. We are one of the leading independent wind tower manufacturers in the United States. Our most significant business serves the US domestic wind energy industry, with primary production facilities that are strategically located to meet our customers’ project needs. We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, power generation, mining and construction. This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure to the volatile demand in the US wind energy industry.

OUR BUSINESS

Building a platform sustained, profitable growth and long-term value creation

What we do

Precision manufacturing within wind sector and other diverse end-markets

Segment	Description	Revenue
Heavy Fabrications Segment	We provide large complex and precision fabrications to customers in a broad range of industrial markets, as well as proprietary clean fuel processing systems. Key products include wind towers, PRS units and industrial fabrications, which include components for mining, construction, marine, material handling and other applications	66% of 2023 Revenue
Gearing Segment	We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets	22% of 2023 Revenue
Industrial Solutions Segment	We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets	12% of 2023 Revenue

Why we win

Unique Value Proposition

- Proven engineering, product development and technical capabilities
- Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems
- Integrated design, sourcing, fabrication, machining, coating, assembly
- Stringent testing and quality capabilities
- Targeted, multi-industry focus

Our manufacturing base

Established Original Equipment Manufacturer ("OEM") Relationships



Manitowoc, WI
Tower Manufacturing
Industrial Fabrications
Facility



Abilene, TX
Tower Manufacturing
Industrial Fabrications
Facility



Cicero, IL
Gear Manufacturing
and Gearbox Repair
Facility



Pittsburgh, PA
Gearbox Repair and
Heat Treat Facility



Sanford, NC
Industrial Solutions
and Gearbox Repair
Facility

Our customer base

Established OEM Relationships

SIEMENS Gamesa RENEWABLE ENERGY | GE | NORDEX We've got the power. | IR Ingersoll Rand | CATERPILLAR | KONECRANES

Broadwind | Investor Presentation 13

INFLATION REDUCTION ACT IMPACT BENEFIT

At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit

The IRA serves to materially enhance tower production economics

The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind.

Included within **section 45x** of the IRA is a provision for a new advanced manufacturing tax credit

Theoretical IRA Benefit to Broadwind

Quantifying potential impact of the 45x advanced manufacturing credit

Annual tower production @ 100% utilization[1]	325 towers
Average MW per Tower[2]	3.1 avg. MW per tower
Total Watts per MW	1,000,000
Cents Per Watt[3]	$0.03 per watt
Financial benefit of 45x credit per MW[4]	$30,000
Average benefit per tower[5]	$93,000
Theoretical annual gross profit benefit to Broadwind	**$30 million**

(1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the theoretical capacity to produce up to 325 towers
(2) Common OEM platforms range from 2.8 to 3.4 MW per tower
(3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(O)
(4) $0.03 x 1,000,000 watts per MW
(5) Assuming average MW per tower of 3.1

Broadwind is prepared to leverage the benefits of the IRA to create shareholder value

Broadwind | Investor Presentation 14

15 Broadwind | Investor Presentation 2023 PASSAGE OF IRA SUPPORTS MULTI - YEAR INVESTMENT IN WIND Inflation Reduction Act of 2022 supports multi - decade decarbonization of domestic energy grid Broadwind is uniquely positioned to take advantage of the increased development activity driven by the IRA. Our Board and Management have deep knowledge of the wind market. IRA provides transformative, long - term funding for the entire energy ecosystem, including wind and solar The passage of the IRA extends tax credit availability into the mid - 2030s The wind industry is poised to capitalize on available domestic content tax credits, providing long - term support for multi - year investments in both onshore and offshore wind development We will seek to drive growth in excess of domestic onshore installation activity growth United States Onshore Wind Development Forecast (1) (Total GW Installed Annually, Includes Repowering (2024e - 2033e) (1) Wood Mackenzie Power & Renewables – Wind Power Outlook – Updated April 2024 7.7 12.7 13.7 15.8 16.3 16.4 15.4 15.3 15.8 15.8 2024e 2025e 2026e 2027e 2028e 2029e 2030e 2031e 2032e 2033e

16 Broadwind | Investor Presentation 2023 APPENDIX Balance Sheet

17 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

18 Broadwind | Investor Presentation 2023 APPENDIX Statement of Cash Flows

APPENDIX

GAAP to Non-GAAP Reconciliation

Consolidated	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net Income	$ 1,510	$ 769
Interest Expense	532	488
Income Tax Provision	39	23
Depreciation and Amortization	1,596	1,605
Share-based Compensation and Other Stock Payments	503	493
Proxy Contest-Related Expenses	(10)	720
Adjusted EBITDA (Non-GAAP)	$ 4,170	$ 4,098

Heavy Fabrications Segment	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net Income	$ 2,587	$ 2,590
Interest Expense	89	140
Income Tax (Benefit) Provision	(630)	60
Depreciation	911	858
Share-based Compensation and Other Stock Payments	178	210
Adjusted EBITDA (Non-GAAP)	$ 3,135	$ 3,858

Gearing Segment	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net (Loss) Income	$ (35)	$ 501
Interest Expense	54	73
Income Tax Provision	7	8
Depreciation and Amortization	540	595
Share-based Compensation and Other Stock Payments	102	117
Adjusted EBITDA (Non-GAAP)	$ 668	$ 1,294

Industrial Solutions Segment	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net Income	$ 1,584	$ 529
Interest Expense	163	83
Income Tax Provision	23	8
Depreciation and Amortization	100	94
Share-based Compensation and Other Stock Payments	50	43
Adjusted EBITDA (Non-GAAP)	$ 1,920	$ 757

Corporate and Other	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net Loss	$ (2,626)	$ (2,851)
Interest Expense	226	192
Income Tax Provision (Benefit)	639	(53)
Depreciation and Amortization	45	58
Share-based Compensation and Other Stock Payments	173	123
Proxy Contest-Related Expenses	(10)	720
Adjusted EBITDA (Non-GAAP)	$ (1,553)	$ (1,811)

Broadwind | Investor Presentation 19

20 Broadwind | Investor Presentation 2023 APPENDIX Segment - Level Data

21 Broadwind | Investor Presentation 2023 Please contact our investor relations team at BWEN@val-adv.com IR CONTACT